Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 9/15/06


Blended Coupon 5.2283%


Excess Protection Level
3 Month Average   7.72%
April, 2001   7.56%
March, 2001   8.13%
February, 2001   7.47%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.08%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,425,622,873.29